Exhibit 10.10

Letter of Commitment

To: Puxin Limited (“Cayman Company”)

       Purong (Beijing) Information Technology Co., Ltd. (“WFOE”)

Whereas:

1.	Ningbo Meishan Bonded Port Area Zhimei Phase V Equity Investment Limited Partnership (hereinafter referred to as “Ningbo Zhimei”) holds 7.267% equity of Puxin Education Technology Group Co., Ltd (hereinafter referred to as the “domestic company”):

2.	The property share proportions of Ningbo Zhimei held by all the partners of Ningbo Zhimei are listed as follows:

No.	Name	Type of partner	Property share proportion of limited partnership enterprise
(1)	Li Shujun	Limited partner	96.67%
(2)	Wu Zhiguang	General partner	3.33%

((1) - (2) above are collectively referred to as “Partners”)

3.	The aforesaid partners have acknowledged and agreed that Ningbo Zhimei preferably pledges the 7.267% equity of the domestic company it holds to WFOE (“equity pledge”) for the guarantee of the fulfilment of a series of structural contracts among Ningbo Zhimei, the domestic company and WFOE (See “Appendix I” to this Letter of Commitment).

In order to guarantee the effectiveness of preference and stable implementation of the structural contracts and equity pledge, the aforesaid partners hereby irrevocably undertake as follows:

As of the date of issuing this Letter of Commitment, unless with the prior written consent of WFOE and Cayman Company, the aforesaid partners shall not, at present and in the future, set pledges, selling or disposals, guarantee right of other third parties, or right of priority of other third parties, or other disposals or transactions with the same economic results, which may affect the effectiveness of preference of the Equity Pledge and the stable implementation of the structural contracts, with the property share of Ningbo Zhimei held by them. In case of violation of this Letter of Commitment, the aforesaid partners shall assume liabilities of breach for the domestic company, WFOE and Cayman Company, and shall compensate the domestic company, WFOE and Cayman Company for all of their losses and damages.

The aforesaid partners further undertake that they will urge Ningbo Zhimei to fulfil the aforesaid undertakings.

This Letter of Commitment shall be governed by and interpreted under the laws of the People’s Republic of China.

[The remainder of this page is deliberately left blank]

(This page is the signature page of this Letter of Commitment)

Promisors:

Li Shujun	Signature:	/s/ Li Shujun

Wu Zhiguang	Signature:	/s/ Wu Zhiguang

February 5, 2018

Appendix I Structural Contracts

1.	The Exclusive Call Option Agreement signed by Purong (Beijing) Information Technology Co., Ltd., Sha Yunlong, Xiao Yun, Gao Liang, Li Gang, Tianjin Puxian Education and Technology Limited Partnership, Ningbo Zhimei and the domestic company on February 5, 2018.

2.	The Exclusive Management Service and Business Cooperation Agreement signed by Purong (Beijing) Information Technology Co., Ltd., Sha Yunlong, Xiao Yun, Gao Liang, Li Gang, Tianjin Puxian Education and Technology Limited Partnership, Ningbo Zhimei and the domestic company and relevant parties concerned on February 5, 2018.

3.	The Equity Pledge Agreement signed by Purong (Beijing) Information Technology Co., Ltd., Sha Yunlong, Xiao Yun, Gao Liang, Li Gang, Tianjin Puxian Education and Technology Limited Partnership, Ningbo Zhimei and the domestic company on February 5, 2018.

4.	The Power of Attorney issued by Ningbo Zhimei on February 5, 2018.

5.	The Loan Agreement signed by Purong (Beijing) Information Technology Co., Ltd. and Ningbo Zhimei on February 5, 2018.

Letter of Commitment

To: Puxin Limited (“Cayman Company”)

       Purong (Beijing) Information Technology Co., Ltd. (“WFOE”)

Whereas:

1. Tianjin Puxian Education and Technology Limited Partnership (hereinafter referred to as “Tianjin Puxian”) is a shareholder of Puxin Education Technology Group Co., Ltd (hereinafter referred to as the “domestic company”), with legal ownership of the equity of the domestic company.

2. All the partners of Tianjin Puxian are listed as follows:

No.	Name	Type of partner
(1)	Li Gang	General partner

(2)	Song Wenjing	Limited partner

(3)	Zhang Hongwei	Limited partner

(4)	Dong Zhi	Limited partner

(5)	Tan Chunxiang	Limited partner

(6)	Yang Hao	Limited partner

(7)	Luo Ke	Limited partner

(8)	Bai Liping	Limited partner

(9)	Cheng Sheng	Limited partner

(10)	Kang Yiwen	Limited partner

(11)	Guo Wei	Limited partner

(12)	Lai Han	Limited partner

(13)	Li Hong	Limited partner

(14)	Li Shiwei	Limited partner

(15)	Tian yang	Limited partner

(16)	Zhang Ping	Limited partner

(17)	Zhao Xiaolin	Limited partner

(18)	Zhao Yuanyuan	Limited partner

(19)	Zhou Rong	Limited partner

(20)	Zhuang Zhong	Limited partner

(21)	Liu Ning	Limited partner

(22)	Liu Xinxin	Limited partner

(23)	Zeng Hua	Limited partner

(24)	Chen Yedong	Limited partner

(25)	Li Hongqiao	Limited partner

(26)	Zhang Han	Limited partner

(27)	Yan Bingxiang	Limited partner

(The abovementioned 27 partners are collectively referred to as “Partners”)

3. The aforesaid partners have known and agreed that Tianjin Puxian preferably pledges all the equity held by it of the domestic company to WFOE (“equity pledge”), so as to guarantee the fulfilment of a series of structural contracts (see “Appendix I” of this Letter of Commitment) among Tianjin Puxian, the domestic company and WFOE.

In order to guarantee the effectiveness of preference and stable implementation of the structural contracts and equity pledge, the aforesaid partners hereby irrevocably undertake that:

As of the date of issuing this Letter of Commitment, unless with the written consent of WFOE and Cayman Company, the aforesaid partners shall not, at present and in the future, set pledges, selling or disposals, guarantee right of other third parties, or right of priority of other third parties, or other disposals or transactions with the same economic results, which may affect the effectiveness of preference of equity pledge and the stable implementation of the structural contracts, with the property share held by them of Tianjin Puxian. In case of violation of this Letter of Commitment, the aforesaid partners shall assume liabilities of breach for the domestic company, WFOE and Cayman Company, and shall compensate the domestic company, WFOE and Cayman Company for all of their losses and damages.

Unless with the written consent of WFOE and the domestic company, the aforesaid partners shall not, during the period of indirectly holding the equity of the domestic company and for the sake of the their own interest and the interests of others, directly or indirectly engage in, own, invest in, participate in or operate any businesses or activities (“competitive businesses”) that compete or may compete with the domestic company and its subsidiaries, or utilize any information obtained from the domestic company and its subsidiaries to engage in competitive businesses, or obtain any interests from any competitive businesses. If the aforesaid partners directly or indirectly engage in, own, invest in, participate in or operate any competitive businesses, then WFOE or the entities designated by WFOE shall have the right to ask for the signing of Exclusive Call Option Agreement, Exclusive Management Services and Business Cooperation Agreement, Equity Pledge Agreement, Power of Attorney and any other legal documents permitted or required by Chinese laws with the aforesaid entities engaging in competitive businesses, so as to form relations of control upon agreement with the aforesaid entities engaging in competitive businesses.

The aforesaid partners further undertake that they will urge Tianjin Puxian to fulfil the aforesaid undertakings.

This Letter of Commitment shall be governed by and interpreted under the laws of the People’s Republic of China.

[The remainder of this page is deliberately left blank]

(This page is the signature page of Letter of Commitment)

Promisors:

Li Gang	Signature:	/s/ Li Gang

Song Wenjing	Signature:	/s/ Song Wenjing

Zhang Hongwei	Signature:	/s/ Zhang Hongwei

Dong Zhi	Signature:	/s/ Dong Zhi

Tan Chunxiang	Signature:	/s/ Tan Chunxiang

Yang Hao	Signature:	/s/ Yang Hao

Luo Ke	Signature:	/s/ Luo Ke

Bai Liping	Signature:	/s/ Bai Liping

Cheng Sheng	Signature:	/s/ Cheng Sheng

Kang Yiwen	Signature:	/s/ Kang Yiwen

Guo Wei	Signature:	/s/ Guo Wei

Lai Han	Signature:	/s/ Lai Han

Li Hong	Signature:	/s/ Li Hong

Li Shiwei	Signature:	/s/ Li Shiwei

Tian yang	Signature:	/s/ Tian yang

Zhang Ping	Signature:	/s/ Zhang Ping

Zhao Xiaolin	Signature:	/s/ Zhao Xiaolin

Zhao Yuanyuan	Signature:	/s/ Zhao Yuanyuan

Zhou Rong	Signature:	/s/ Zhou Rong

Zhuang Zhong	Signature:	/s/ Zhuang Zhong

Liu Ning	Signature:	/s/ Liu Ning

Liu Xinxin	Signature:	/s/ Liu Xinxin

Zeng Hua	Signature:	/s/ Zeng Hua

Chen Yedong	Signature:	/s/ Chen Yedong

Li Hongqiao	Signature:	/s/ Li Hongqiao

Zhang Han	Signature:	/s/ Zhang Han

Yan Bingxiang	Signature:	/s/ Yan Bingxiang

Date: February 5, 2018

Appendix I Structural Contracts

1.	The Exclusive Call Option Agreement signed by Purong (Beijing) Information Technology Co., Ltd., Sha Yunlong, Xiao Yun, Gao Liang, Li Gang, Tianjin Puxian Education and Technology Limited Partnership, Ningbo Zhimei and the domestic company on February 5, 2018.

2.	The Exclusive Management Service and Business Cooperation Agreement signed by Purong (Beijing) Information Technology Co., Ltd., Sha Yunlong, Xiao Yun, Gao Liang, Li Gang, Tianjin Puxian Education and Technology Limited Partnership, Ningbo Zhimei and the domestic company and relevant parties concerned on February 5, 2018.

3.	The Equity Pledge Agreement signed by Purong (Beijing) Information Technology Co., Ltd., Sha Yunlong, Xiao Yun, Gao Liang, Li Gang, Tianjin Puxian Education and Technology Limited Partnership, Ningbo Zhimei and the domestic company on February 5, 2018.

4.	The Power of Attorney issued by Ningbo Zhimei on February 5, 2018.

5.	The Loan Agreement signed by Purong (Beijing) Information Technology Co., Ltd. and Ningbo Zhimei on February 5, 2018.